DEFERRED COMPENSATION PLAN
                          OF FIRST CITIZENS CORPORATION
                                  FOR DIRECTORS


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                           DEFERRED COMPENSATION PLAN
                          OF FIRST CITIZENS CORPORATION
                                  FOR DIRECTORS

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1      DEFINITIONS                                                     1

SECTION 2      ELIGIBILITY                                                     2

SECTION 3      DEFERRALS                                                       2

SECTION 4      CREDITING OF DEFERRALS AND INCOME                               3

SECTION 5      HARDSHIP WITHDRAWALS                                            3

SECTION 6      DISTRIBUTION OF ACCOUNT                                         4

SECTION 7      ADMINISTRATION OF THE PLAN                                      5

SECTION 8      CLAIM REVIEW PROCEDURE                                          6

SECTION 9      LIMITATION OF RIGHTS                                            6

SECTION 10     LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
               INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS                  6

SECTION 11     ADOPTION OF PLAN BY AFFILIATES                                  7

SECTION 12     AMENDMENT TO OR TERMINATION OF THE PLAN AND RABBI TRUST         7

SECTION 13     STATUS OF MEMBER AS UNSECURED CREDITOR                          7

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                           DEFERRED COMPENSATION PLAN
                          OF FIRST CITIZENS CORPORATION
                                  FOR DIRECTORS

                                    SECTION 1
                                   DEFINITIONS

1.1 "Annual Retainer Compensation" means the retainer fee payable to a Member by the Company for the then current calendar year, but shall not include any meeting or committee fees or expense reimbursements paid to a Member, as determined on the first day of the fiscal year or, if later, as of the first day an individual becomes a Member.

1.2 "Beneficiary" means only the person or trust as a Member, in his most recent written designation filed with the Plan Administrator, shall have designated; provided that, if the Member has failed to make a designation or if no person designated shall be alive or if no trust shall have been established by the Member, and no successor Beneficiary shall have been designated and be alive, the term "Beneficiary" shall mean (i) the spouse of the deceased Member, or (ii) if no spouse shall be alive, the surviving children of the deceased Member, or (iii) if no children shall be alive, the parent or parents of the deceased Member, or (iv) if no parent shall be alive, the legal representative of the deceased Member's estate. Changes in designations of Beneficiaries may be made upon written notice to the Plan Administrator in any form as the Plan Administrator may prescribe and the Plan Administrator shall immediately notify the Trustee, in writing, of any designation or change in designation.

1.3      "Board of Directors" means the Board of Directors of the Company.

1.4 "Code" means the Internal Revenue Code of 1986, as heretofore and hereafter amended.

1.5      "Company" means First Citizens Corporation.

1.6 "Compensation" means Annual Retainer Compensation and Nonretainer Compensation.

1.7 "Deferral Amount" means a deferral of Compensation by a Member pursuant to Plan Section 3.1.

1.8 "Deferred Compensation Account" means an account established and maintained on behalf of each Member which shall be credited with certain amounts deferred by Members under the Plan and adjusted to reflect income, gain, losses and other credits or charges attributable thereto.

1.9 "Effective Date" means, with respect to the Company, the date on or after November 1, 1997 designated by the President of the Company and, with respect to each other affiliate adopting this Plan, the date designated by the adopting affiliate.

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1.10     "Member" means any individual who, pursuant to Plan Section 2, is eligible to participate in the Plan.

1.11 "Nonretainer Compensation" means the meeting and committee fees paid to a Member by the Company, but does not include Annual Retainer Compensation or expense reimbursement paid to a Member.

1.12     "Plan   Administrator"   means  the  person  or  entity  designated  to
         administer the Plan in accordance with Plan Section 6.1.

1.13 "Plan Sponsor" means individually (a) the Company or any successor thereto and (b) each wholly-owned subsidiary of the Company which has adopted the Plan in the manner set forth in Plan Section 10.

1.14     "Plan Year" means the calendar year.

1.15 "Rabbi Trust" means a grantor trust that may be established pursuant to the Plan by the Company.

1.16 "Trustee" means the trustee serving under the Rabbi Trust, if established and maintained by the Company.

1.17     "Valuation Date" means each June 30 and December 31.

                                    SECTION 2
                                   ELIGIBILITY

         Any member of the board of directors of a Plan Sponsor, other than any such member who is an employee, shall be a Member.

                                    SECTION 3
                                    DEFERRALS

         3.1 Each Member may elect to defer a portion of the Compensation otherwise payable to the Member. Deferrals shall be in whole number increments expressed as a percentage of Compensation to the Member's Deferred Compensation Account.

         3.2 Elections pursuant to Plan Section 3.1 must be made in writing before the Compensation is payable and shall be made effective only with respect to Compensation earned on or after the commencement of January 1 or July 1 following the receipt of the Member's election. The election may only be made pursuant to and in such form and manner specified by the Plan Administrator and subject to such rules and limitations as the Plan Administrator may prescribe.


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         3.3 A Member may revoke or modify an  election  made  pursuant  to Plan
Section 3.1 as of a date no earlier than the January 1 or July 1 following receipt of the revocation by the Plan Administrator and subject to such other rules as may be established by the Plan Administrator.

         3.4 A Member who has suspended deferrals pursuant to Plan Section 3.3 may resume deferrals in accordance with Plan Section 3.1 at any time to be effective at the beginning of the January 1 or July 1 after the resumption is requested in the form and manner specified by the Plan Administrator.

                                    SECTION 4
                        CREDITING OF DEFERRALS AND INCOME

         4.1 All Deferral Amounts shall be credited to the Deferred Compensation Account of the Member as soon as possible.

         4.2 Except as otherwise provided in the Plan and Rabbi Trust, if established, as of each Valuation Date the Company shall credit to each Member's Deferred Compensation Account the income, gains, losses and other credits or charges attributable thereto in the manner described in Plan Section 4.4.

         4.3 Each Member may designate the hypothetical investment of the Member's Deferred Compensation Account among one or more of the funds as chosen and permitted by the Plan Administrator from time to time. The Plan Administrator shall specify the form and manner to be used to designate such hypothetical investment of a Member's Deferred Compensation Account. The designation will continue until changed in the form and manner specified by the Plan Administrator, which change will be effective as of January 1 or July 1 following the date the designation change is received by the Plan Administrator. If no election has been properly or timely filed with the Plan Administrator or if the Plan Administrator suspends the election of hypothetical investment returns by Members, the Member's Deferred Compensation Account shall be credited with a designated hypothetical investment selected by the Plan Administrator.

         4.4 As of each Valuation Date, each Member's Deferred Compensation Account (other than any Member who has received a distribution of his benefits prior to that Valuation Date) or portions thereof shall be credited with hypothetical investment return(s) as selected by the Member, or, if applicable, the Plan Administrator, based upon the amount credited to the Member's Deferred Compensation Account as of the immediately preceding Valuation Date.

         4.5 The right of any Member to receive future distributions under the provisions of the Plan shall constitute an unsecured claim against the general assets of the Company.

                                    SECTION 5
                              HARDSHIP WITHDRAWALS

         5.1 The Plan Administrator may pay all or a portion of a Member's Deferred


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Compensation Account prior to the time such amounts otherwise become payable in accordance with the provisions of the Plan; provided, however, that any such distribution shall be made only if the Member demonstrates that he or she is suffering from "Hardship," as that term is defined under Code Section 401(k)(2)(B)(i)(IV) and applicable Treasury Regulations thereunder. For purposes of this Section, the Plan Administrator shall have the sole and absolute discretion, which shall be exercised in a nondiscriminatory and uniform manner, to determine if a "Hardship" exists with respect to a Member.

         5.2 Hardship payments shall be made to a Member only in accordance with such rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the amount to be distributed on account of a Hardship shall be made by the Plan Administrator in accordance with rules applied in a uniform and nondiscriminatory manner. A payment under this Section shall be made in a lump sum in cash to the Member and shall be charged against the Member's Deferred Compensation Account as of the Valuation Date coinciding with or immediately preceding the date of the payment.

                                    SECTION 6
                             DISTRIBUTION OF ACCOUNT

         6.1 Amount credited to a Member's Deferred Compensation Account shall be distributed in either a lump sum or installments (not longer than ten (10) years), as designated by the Member in his or her initial election form or on a subsequent election form delivered to the Plan Administrator not less than one year prior to the distribution. Distribution of a Deferred Compensation Account shall be made (in the case of a lump sum payment) or commence (in the case of installment payments) as soon as practicable following the January 1 or July 1, whichever occurs first, following the date the Member ceases to be a member of the Board of Directors of the Company and a member of the board of directors of any affiliate. If a Member elects to have his or her Deferred Compensation Account distributed in installments, the amount of the first installment shall be a fraction, the numerator of which is one and the denominator of which is the total number of installments elected, and the amount of each subsequent installment shall be a fraction of the value (including income credited pursuant to Plan Section 4.2) on the date preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments paid.

         6.2 In the event of the death of a Member prior to the distribution of his or her Deferred Compensation Account in full, the value of such Deferred Compensation Account shall be determined as of the day immediately following the Member's death and such amount shall be distributed in a lump sum payment to Member's designated Beneficiary as soon as administratively feasible thereafter.

         6.3 Distributions shall be made in cash although the Plan Administrator may distribute in kind all or any portion of a Member's Deferred Compensation Account then being adjusted by a rate of return tied to the value of Company common stock.


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                                    SECTION 7
                           ADMINISTRATION OF THE PLAN

         7.1 Operation of the Plan Administrator. The Company shall be the Plan Administrator, unless it appoints another Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing a person who may act on behalf of the Plan Administrator. The Company shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice or resignation to the Company. Upon removal or resignation, or in the event of the dissolution of the Plan Administrator, the Company shall appoint a successor.

         7.2      Responsibilities.

                  (a) The Plan Administrator may designate in writing other persons to carry out its responsibilities under the Plan. The Plan Administrator may remove any person designated to carry out its responsibilities under the Plan by notice in writing to that person.

                  (b) The Plan Administrator may employ persons to render advice with regard to any of their responsibilities. Charges for all services may be charged against the assets of the Rabbi Trust, if established.

                  (c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator from and against any and all claims and expenses (including, without limitation, attorney's fees and related costs), in connection with the performance by the person of his duties in that capacity, other than any of the foregoing arising in connection with the willful neglect or willful misconduct of the person acting.

         7.3      Duties of the Plan Administrator.

                  (a) If a Rabbi Trust has been established by the Company, the Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make payments from the Rabbi Trust.

                  (b) The Plan Administrator shall establish rules, not contrary to the provisions of the Plan and the Rabbi Trust, if established, for the administration of the Plan and the transaction of its business. The Plan Administrator shall have the discretionary authority to construe and interpret the provisions of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to those concerning eligibility for benefits. All determinations of the Plan Administrator shall be conclusive and binding on all Members and Beneficiaries, subject to the provisions of this Plan, the terms of the Rabbi Trust, if established, and applicable law.

         7.4 Action by Plan Sponsor. Any action to be taken by a Plan Sponsor shall be


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taken by resolution adopted by its Board of Directors or an executive committee thereof; provided, however, that by resolution, the Board of Directors or an executive committee thereof may delegate to any officer of a Plan Sponsor the authority to take any actions other than the power to amend or terminate the Plan or the Rabbi Trust, if established, or to determine the basis of Plan benefits.

                                    SECTION 8
                             CLAIM REVIEW PROCEDURE

         8.1 In the event that a Member or Beneficiary is denied a claim for benefits under this Plan (the "claimant"), the Plan Administrator shall provide to the claimant written notice of the denial which shall set forth the specific reason or reasons for the denial and an explanation of the Plan's claim review procedure.

         8.2 If the claimant wishes a review of the decision denying his claim to benefits under the Plan, he or his representative must submit a written request to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

         8.3 Upon receiving a written application for review, the Plan Administrator shall review the claimant's claim, which shall take place not more than sixty (60) days from the date on which the Plan Administrator received the written application for review.

                                    SECTION 9
                              LIMITATION OF RIGHTS

         Neither this Plan, the Rabbi Trust, if established, nor membership in the Plan, shall give any Member or other person any right, except to the extent that right is specifically fixed under the terms of the Plan. The establishment of the Plan shall not be construed to give any member of the board of directors of a Plan Sponsor the right to continue to be a member of the board of directors of a Plan Sponsor or to interfere with any right to remove the member at any time.

                                   SECTION 10
                  LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

         10.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent as may be required by law.

         10.2 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian,


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but shall be  authorized  to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

         10.3 If the Plan Administrator cannot ascertain the whereabouts of any Member to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Member be cancelled on the records of the Plan. In the event the Member later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Plan Sponsor shall cause the Plan to restore the Member's Deferred Compensation Account by the amount of the cancelled payment.

                                   SECTION 11
                         ADOPTION OF PLAN BY AFFILIATES

         With the consent of the Board of Directors, any wholly-owned subsidiary of the Company may adopt this Plan by action of its board of directors. Any adoption shall be evidenced by certified copies of the resolution of the foregoing board of directors indicating the adoption by the adopting wholly-owned subsidiary. The resolution shall define the Effective Date for the purpose of the Plan as adopted by the wholly-owned subsidiary.

                                   SECTION 12
             AMENDMENT TO OR TERMINATION OF THE PLAN AND RABBI TRUST

         The Company reserves the right at any time to amend or terminate, in whole or in part, the Plan or, if established, the Rabbi Trust, except as otherwise expressly provided therein. No amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of rights already accrued under the Plan. In the event that the Company shall change its name, the Plan shall be deemed to be amended to reflect the name change without further action of the Company, and the language of the Plan shall be changed accordingly.

                                   SECTION 13
                                STATUS OF MEMBER
                              AS UNSECURED CREDITOR

         All Plan benefits shall be the unsecured obligations of the Company and each Plan Sponsor and, except for those assets which may be placed in a Rabbi Trust established in connection with this Plan by the Company, no assets will be placed in trust or otherwise segregated from the general assets of any Plan Sponsor for the payment of obligations hereunder.


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         IN WITNESS  WHEREOF,  the  Company  has  caused  this  indenture  to be executed as of the 19th day of June, 1997.


                                           COMPANY:

                                           FIRST CITIZENS CORPORATION



                                           By:    /s/ Tom Moat
                                                  --------------------------
                                           Title:  President
                                                  --------------------------

ATTEST: /s/ Douglas J. Hertha
        ------------------------------

Title:  Secretary
        ------------------------------

                [CORPORATE SEAL]